Vantage Drilling Company Wells Fargo 2013 Energy Symposium New York December 11, 2013 Exhibit 99.1

Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.
Forward-Looking Statements

Symbol:
VTG (NYSE MKT)
Location:
Houston (Headquarters), Singapore, Dubai
Market Cap:
$551 million ($1.82 per share)
Enterprise Value:
$3.5 billion
Employees:
> 1,100
Contract Backlog:
approximately $3.1 billion
Owned Fleet:
4 Ultra-Premium Jackups (operating in SE Asia & West Africa)
3 Ultra-Deepwater Drillships (operating offshore India, GOM & SE Asia)
1 Ultra-Deepwater Drillship (under construction – Q3 2015 delivery)
Managed Fleet:
1 Ultra-Deepwater Drillship (under construction)
2 Ultra-Premium Jackups (one operating; one preparing for commencement)
2 Ultra-Premium Jackups (under construction)
Corporate Overview

Took delivery of UDW drillship Tungsten Explorer on July 11, 2013. Commenced operations on first contract September 20, 2013.
Contracted 50 days in Myanmar
Contracted 120 days in Malaysia
Contracted 45 days in Gabon
Contracted 2 years (plus 4 x 6-month options) in Congo (Moho Nord Development)
Sapphire Driller contracted for 18-month contract in West Africa plus options.  Commencement early November.
Ordered Cobalt Explorer – Ultra-deepwater drillship; August 2015 delivery
Vantage hired as construction manager for two “V Ships” Ultra-Deepwater Drillships to be constructed at DSME shpyard.
Refinanced Balance Sheet with –
Lowered borrowing costs about 460 BPS saving  $90 million/year in interest
Much longer and staggered maturities
$850 million of “prepayable” debt
Recent Developments

Vantage Strategic Focus

To provide the long-term
value to our shareholders,
we must provide the
right
people
and the
right
assets.
The
right customers
have
long-term business
opportunities that provide
sound cash flow necessary
to achieve the
right
financial structure.
Right
People
Right
Assets
Right
Customers
Right
Financial
Structure
Shareholder
Value

• Industry leading safety record – in 2012, we completed over 2.2 million man-hours with 0 lost time incidents,
• Jack-up fleet has achieved approximately 99% productive time over the first 55 months of operations.
• Enhanced business opportunities as Vantage has been selected to manage complex 3
rd
party shipyard projects.
• We are leveraging our technical expertise to manage operations of two ultra-high specification jack-ups in Mexico without making a financial investment.
• We are investing in leading-edge training programs –
• CARE – Competency Assurance with Results and Effectiveness
• GOLD – Global Operations Leadership Development Program
Right People

Our senior management team averages over 29 years of
Industry experience.  The cornerstones of our corporate culture are safety and professionalism.

Right Assets

Premium high-specification drilling units, including four
jackup rigs and three drillships. Total costs of owned fleet of approximately $3.2 billion.
High-specification drillships, combined with deep technical
expertise, has allowed us to secure technically challenging
ultra-deepwater projects;
Platinum Explorer
and
Titanium
Explorer
have worked in 9,300+ and 8,800+ feet of water,
respectively.
Recently ordered
Cobalt
Explorer,

th
generation, dual-
activity UDW drillship equipped with (2) seven-ram BOP’s.
Also invested in joint venture to construct similar drillshp,
Palladium Explorer
– construction subject to commercial
issues with builder.
•
•
•
We have built a fleet of new, premium assets that our customers demand now and for the future.

Ultra-Deepwater Bifurcation –
Vantage Has High-Spec Drillships

Platinum Explorer Titanium Explorer Tungsten Explorer Cobalt Explorer Palladium Explorer
Derrick Load Paths –
- 2x Activity
- 1.5x Activity
Draw Works (HP) 4,500 6,000 9,000 9,000 / 6,000 11,200 / 6,000
Hook Load (tons)
(net lifting capacity)
1,000 1,250 1,250 1,250 / 1,000 1,250 / 1,000
Heave Compensating Xmas
Tree Crane  (165 t)
Tripsaver
BOPS’s
- Onboard
- RAM’s (*planned)
- API SP53/GOM
Compliant
1
5 /6*
*planned for 2015
1
6
1
6
2
7
2
7
Water Depth
- Capable/Outfitted 12,000 / 10,000 12,000 / 10,000 12,000 / 10,000 12,000 / 10,000 12,000 / 12,000
Payload 20,000 MT 20,000 MT 20,000 MT 25,000 MT 25,000 MT
Accommodation  (beds) 180 180 200 200 212
Thrusters 6 x 5.5 Mw / DP3 6 x 5.5 Mw / DP3 6 x 5.5 Mw / DP3 6 x 5.5 Mw / DP3 6 x 5.5 Mw / DP3
Features MPD Upgradeable 20K psi Ready
Notable accomplishments
-Drilling well in 8800 ft of
Water
- >2 million lb casing load
Fastest shipyard delivery –
27 months from order
Drilled well in 9400 ft of
water

Owned Assets
Delivered On-Time, On-
Budget - December 2008
Premium Fleet with a Proven Track Record
Management Projects
Sonangol drillships
Newbuild Ultra-Premium Marine Pacific Class 375 Jackups
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller
Ultra-Deepwater 12,000 ft Drillships
Delivered On-Time, On-
Budget - July 2009
Delivered On-Time, On-
Budget - December 2009
Delivered On-Time, On-
Budget - September 2009
3 newbuild project at DSME
Delivered July 2013
On Contract in SE Asia
Tungsten Explorer
Mexican Operator
Construction Management
Platinum Explorer
2 Successful newbuild at
DSME
Delivered April 2012
On Contract in GoM
Titanium Explorer
Palladium Explorer Cobalt Explorer
th
th
rd
nd
th
Newbuild project pending
resolution of contractual issues
7 generation two x 7-ram
BOP’s, dual-derrick
4 newbuild project at DSME
Leverages shipyard experience
7    generation two x 7-ram
BOP’s, dual-derrick
Delivery Q3 2015
Delivered On-Time, On-
Budget - November 2010
Hired by newly formed
drilling company to
manage initial assets
2 x “V ships” UDW
drillships at DSME

# of fields on stream (5000 ft+)
140
120
100
80
60
40
20
0
2000
2002
2004
2006
2008
2010
2012
2014

Drilling (rig-years)
300
250
200
150
100
50
0
2011
2012
2013
2014
2015
2016
Deepwater demand
Ultra-deepwater demand
Deepwater Supply
Ultra-deepwater Supply

VANTAGE
DRILLING COMPANY

Strong Demand for Deepwater Assets

Source: ODS-Petrodata, DnB NOR
“Investments in global deepwater
exploration are predicted by Wood
Mackenzie to more than double from
last year’s level of $43 billion to as
much as $114 billion by 2022, driven
by the need to find the world’s
remaining hydrocarbons in greater
water depths…
As a result,
there will be a need for 95
additional deepwater rigs to be built
between 2016 and 2022…
Representing a change for the
deepwater sector from cyclical to
sustained growth.”
Continued Growth Cycle
Demand is Likely to Exceed Rig Supply

Jackups
•
Modern, high-spec jackups have been, and continue to be essentially fully contracted
• Customers have strong preference for modern, high-spec jackups
• We believe the market will easily absorb additional newbuilds for quite some time.

“Enough said”
315 315
Jackups
>25 yrs old
115 115
Jackups
Under
Construction

USDbn
USD/bbl
E&P spending
Average brent crude price

Source: DNB Markets, companies, Bloomberg

EPC
MMO
Drilling eq.
Drilling
Subsea
Seismic
OSV
Other

Source: Rystad Dcube, DNB Markets

VANTAGE DRILLING COMPANY

Spending Trends 12 Industry spending trends remain positive for continued strong demand for offshore drilling. Continued E&P Spending Growth Over Half of E&P Spend is Offshore

ओएनजीसी
ONGC

TOTAL

BR
PETROBRAS

PETRONAS

PTTEP

VANTAGE
DRILLING COMPANY

Right Customers

We have focused our marketing efforts on customers with long-term drilling requirements providing the opportunity for long-term contracts.
Three of our jack-ups are currently working for
repeat
customers.
We currently have over
$3.1 billion of
backlog.
We have continuously improved our high satisfaction
ratings, based on direct customer surveys.

Customers Provide Strong Backlog

Customer backlog of approximately $3.1 Billion provides visibility to cash flows
Ownership 2012 2013 2014
Rig % Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Jackups
Emerald Driller 100% $130,000 $156,000 (2 years)
Sapphire Driller 100% $120,000 (net of taxes) $165,000 (net) 18 months
Aquamarine Driller 100% $132,000 $153,000 $155,000
Topaz Driller 100% $187,000 (incl. upgrades and mobilization) $155,000 $155,000 $155,000 (12 mos. - Indonesia)
Drillships
Platinum Explorer 100% $590,000 (5 years)
Titanium Explorer 100%
$572,000 (8 years)
(2)
Tungsten Explorer 100% (48 days) 4 wells (145 days) 60 days $641,000 (2 years firm)
Cobalt Explorer 100%
Contracted Option Letter of Award; Commisioning / Construction
Contract subject to conditions Mobilization
(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract. Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2)
The drilling revenue per day includes the achievement of the 12.5% bonus opportunity, but excludes mobilization revenues and revenue escalations included in the contract.

We have refinanced our senior debt –
Staggered maturities through 2023,
Added flexibility to pre-pay debt without premiums,
Reduced annual cash interest costs by approximately $90
million,
and
We have expanded our UDW fleet with limited equity exposure –
Cobalt Explorer (only $59.5 million down payment; tail-end heavy contract)
Palladium Explorer investment (42%) limits pre-delivery equity exposure to
$31 million.  (Project pending resolution of contractual issues.)
Right Financial Structure

Our financial leverage is counter-balanced by a strong contract backlog and long-term visibility of cash flows.

Strong Growing Cash Flow to Service Debt

Long-term contracts provide visibility to cash flow to support existing leverage.
Investments made to-date generating favorable returns for the future.
Commencing
Q4 2013
Vantage has
seven out of
seven completed
rigs in service
(versus only five
in Q3)
$(200.0)
$-
$200.0
$400.0
$600.0
2011 2012 2013 2014 2015
Majority of Projected EBITDA is Contracted
Contracted Uncontracted Net Income
Projected
Actual

Strategic Focus
Debt Refinancing – DONE
Titanium Explorer back to full day rate –
DONE
Tungsten Explorer contract commencing
with shipyard delivery (“gap period”) –
DONE
Sapphire Driller Contract –long-term follow
on job – DONE
Add UDW asset – Cobalt Explorer – DONE
Deployment & startup of Tungsten Explorer
– resulting in EBITDA run-rate > $500
million; dramatically increasing profitability
– DONE
• Deployment of Cobalt Explorer – Aug. 2015
•
Deployment of Palladium Explorer (42% VTG)
• Accelerating reduction of debt / improved debt
statistics and rating
• Begin to return capital to shareholders

Next Steps
Near Term

HISTORICAL FINANCIAL Appendix 18

Balance Sheet
The Debt to EBITDA leverage
ratio will continue to reduce as
Vantage reports a full year of
operations from the Titanium
Explorer (December 2012) and
the Tungsten Explorer
(September 2013)

($ in millions) December 31, December 31,
2011 2012 31-Mar-13 30-Jun-13 30-Sep-13
Cash and cash equivalents
117.0 $      506.2 $      460.5 $       443.8 $       71.1 $
Trade receivables
100.9 119.5 101.9 107.9 144.9
Inventory, prepaids & other
41.3 63.1 62.1 64.8 65.9
Total current assets
259.2 688.8 624.5 616.5 281.9
Property and Equipment
1,805.1 2,717.5 2,711.2 2,719.2 3,207.2
Other assets
58.2 123.9 119.9 125.4 128.7
Total assets
2,122.5 $   3,530.2 $   3,455.6 $    3,461.1 $    3,617.8 $
Accounts payable and accruals
150.2 $      174.4 127.5 133.1 176.8
Revolving Credit Agreement
- - - - 10.0
Current maturities
- 31.2 41.0 47.3 53.5
Total current liabilities
150.2 205.6 168.5 180.4 240.3
Long-term debt
1,246.4 2,710.6 2,796.3 2,784.8 2,862.5
Other long-term liabilities
29.8 45.5 43.4 42.7 41.5
Shareholders equity
696.1 568.5 447.4 453.2 473.5
Total liabilities and shareholders' equity
2,122.5 $   3,530.2 $   3,455.6 $    3,461.1 $    3,617.8 $
Long-term Debt/LTM EBITDA
7.1 X 12.6 X 12.6 X 10.7 X 9.9 X
For the Quarter Ended

Statement of Operations

Net income and cash flow from
operations is increasing
significantly for Vantage as the
Tungsten Explorer commenced
operations in September 2013.
($ in millions) December 31, December 31,
2011 2012 31-Mar-13 30-Jun-13 30-Sep-13
REVENUE
Contract Drilling Services 366.8 $   423.8 $   134.7 $   155.8 $   158.9 $
Management Fees 13.7 6.6 3.2 2.4 3.9
Reimbursables 105.3 41.0 9.1 12.4 13.1
Total revenues 485.8 471.4 147.0 170.6 175.9
OPERATING COSTS AND EXPNSES
Operating Costs 284.9 230.1 75.3 77.1 84.1
General and Administrative 26.3 26.0 7.4 7.0 8.9
Depreciation 64.5 68.7 24.9 25.0 24.9
Total operating expenses 375.7 324.8 107.6 109.1 117.9
INCOME FROM OPERATIONS
110.1 146.6 39.4 61.5 58.0
OTHER INCOME (EXPENSE)
Interest Income 0.1 0.1 0.1 0.1 -
Interest Expense and Financing (154.9) (149.1) (59.7) (51.3) (47.4)
Loss on Debt Extinguishment (25.2) (124.6) (98.3) - -
Other Income 1.3 0.6 0.9 1.0 0.3
Total other expenses (178.7) (273.0) (157.0) (50.2) (47.1)
INCOME (LOSS) BEFORE TAX (68.6) (126.4) (117.6) 11.3 10.9
INCOME TAX PROVISION
11.4 18.9 5.6 7.1 4.1
Net income (loss) (80.0) $   (145.3) $  (123.2) $  4.2 $      6.8 $
INCOME (LOSS) PER SHARE (0.28) $  (0.50) $  (0.41) $  0.01 $    0.02 $
PRO FORMA INCOME (LOSS) PER SHARE (0.19) $  (0.07) $  (0.08) $  0.01 $    0.02 $
EBITDA 174.7 $  215.3 $  64.3 $    86.5 $    83.0 $
LTM EBITDA 174.7 $  215.3 $  222.3 $  260.4 $  290.3 $
For the Quarter Ended

EBITDA RECONCILIATION

($ in millions) December 31, December 31,
2011 2012 31-Mar-13 30-Jun-13 30-Sep-13
Net Income (Loss)
(80.0) $   (145.3) $  (123.2) $  4.2 $      6.8 $
Interest Expense, Net
154.8 149.0 59.6 51.2 47.4
Income Tax Provision
11.4 18.9 5.6 7.1 4.1
Depreciation
64.5 68.7 24.9 25.0 24.9
Loss on Debt Extinguishment
25.2 124.6 98.3 - -
Other
(1.2) (0.6) (0.9) (1.0) (0.2)
EBITDA 174.7 $  215.3 $  64.3 $    86.5 $    83.0 $
For the Quarter Ended